N-CSR Exhibit for Item 10(c): SECTION 906 CERTIFICATIIONS         EX-99.906.CERT


Patrick J. Sheppard, President and Chief Executive Officer, and Steven M. Anderson, Vice President and Treasurer, of Mellon Institutional Funds Investment Trust (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


           11/26/2003                                                                 President and Chief
Date:                                          /s/ Patrick J. Sheppard                Executive Officer
           -------------------------           -------------------------------------- -----------------------
                                               [Signature]                            [Title]


           11/26/2003                                                                 Vice President and
Date:                                          /s/ Steven M. Anderson                 Treasurer
           -------------------------           -------------------------------------- -----------------------
                                               [Signature]                            [Title]


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.